UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010 (June 9, 2010)

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	001-34768	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Westheimer Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 466-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 9, 2010, in connection with an underwritten offering by the United States Department of the Treasury (“Treasury”) of 2,615,557 warrants (the “Warrants”), each representing the right to purchase one share of common stock, par value $1.00, of Sterling Bancshares, Inc. (the “Company”), the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Treasury and Deutsche Bank Securities Inc. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

Also in connection with Treasury’s underwritten offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated June 9, 2010, with American Stock Transfer & Trust Company, LLC, acting as warrant agent. The Warrant Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 8.01 by reference.

The underwritten offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on June 10, 2010, supplementing the prospectus dated January 29, 2009, as filed with the Commission as part of the Company’s Registration Statement on Form S-3 (File No. 333-156684) (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated June 9, 2010, by and among Sterling Bancshares, Inc., the United States Department of the Treasury and Deutsche Bank Securities, Inc.

4.1	Warrant Agreement dated June 9, 2010, by and between Sterling Bancshares, Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 to Sterling Bancshares, Inc.’s Form 8-A filed on June 10, 2010).

4.2	Specimen Warrant (incorporated by reference to Exhibit 4.2 to Sterling Bancshares, Inc.’s Form 8-A filed on June 10, 2010).

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Sterling Bancshares, Inc.

Date: June 15, 2010	By:	/s/ James W. Goolsby, Jr.
James W. Goolsby, Jr.
Executive Vice President and
General Counsel

Exhibit No.	Description
1.1	Underwriting Agreement dated June 9, 2010, by and among Sterling Bancshares, Inc., the United States Department of the Treasury and Deutsche Bank Securities, Inc.

4.1	Warrant Agreement dated June 9, 2010, by and between Sterling Bancshares, Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 to Sterling Bancshares, Inc.’s Form 8-A filed on June 10, 2010).

4.2	Specimen Warrant (incorporated by reference to Exhibit 4.2 to Sterling Bancshares, Inc.’s Form 8-A filed on June 10, 2010).

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1)